                                 July 25, 1994

                             AIRTOUCH AND U S WEST
                       AGREE TO MERGE CELLULAR OPERATIONS

      --Companies Form Wireless Joint Venture To Serve Nationwide Market--


AirTouch Communications (NYSE:ATI) and U S WEST, Inc. (NYSE:USW) today announced a definitive agreement to combine their domestic cellular assets.
The joint venture creates a national wireless company with high-growth markets, an experienced management team and extensive geographic reach.

By combining their cellular properties, the companies will gain a competitive advantage through significantly increased marketing scope and large-scale operating efficiencies. The initial equity ownership of the cellular joint venture is 70 percent AirTouch and 30 percent U S WEST.

Together, AirTouch and U S WEST own cellular licenses in 9 of the top 20 U.S. markets and 16 of the top 30 markets, covering more than 53 million potential customers (POPs). The two companies serve more than 1.7 million cellular customers across the country. The companies' combined cellular properties offer broad geographic coverage, particularly in the western half of the United States where cellular coverage stretches along the west coast corridor from Canada to Mexico, and in most states west of the Mississippi River. The joint venture also includes the Atlanta area and several Midwest markets in Michigan and Ohio.

In addition to merging their domestic cellular operations, the two companies have formed a joint venture to pursue new Personal Communications Services
(PCS) opportunities that complement existing cellular holdings. The PCS joint venture will participate in the upcoming FCC broadband auctions. The PCS joint venture is owned and operated equally by the two companies.

"This partnership implements our strategy of expanding our wireless footprint with a company that shares our commitment to customers, shareholders and the future of the industry," said Sam Ginn, chairman and chief executive officer of AirTouch Communications. "Together we are a wireless powerhouse, with our sights set on creating a national wireless operation through PCS and other growth opportunities.

"The wireless industry is being driven by rapidly growing subscriber penetration, advances in technology, changes in public policy and tremendous customer demand," he added. "As partners, we are poised to capitalize on the window of opportunity that will shape the landscape of the wireless industry for the next century."

"AirTouch and U S WEST share a strategic vision, operating philosophy and management approach, providing a strong foundation for a successful and rewarding partnership," said Richard D. McCormick, chairman and chief executive officer of U S WEST, Inc. "Both companies have strong track records in terms of wireless technology, product innovation and customer focus. By pooling our resources and wireless operating expertise, we are well-positioned to deliver exceptional products and services to consumers across the country.

"Today's consumers want choice in what they buy and where they buy. The scale and scope advantages created by the joint venture not only will immediately improve operating cash flow, they will bring new product marketing and distribution opportunities to deliver more choices to more customers in more places," said McCormick. "This wireless partnership is consistent with our philosophy that the needs of our customers and shareholders are often best served by joining forces with other strategic partners, like Time Warner, TeleCommunications, Inc., and Cable & Wireless."

STRUCTURE

To allow AirTouch to continue providing interLATA wireless services, free of Modification of Final Judgment (MFJ) constraint, each company's cellular properties initially will continue operating as separate entities owned by the individual partners, but will report to a joint Wireless Management Company, which will provide support services. U S WEST remains subject to MFJ restrictions and cannot offer wireless interLATA services.

The Wireless Management Company, led by Lee Cox, AirTouch Cellular president and chief executive officer, will centralize corporate staff functions and provide support services to both AirTouch Cellular and U S WEST Cellular on a contract basis until the two companies fully merge their operations. It also will provide these support services to the PCS joint venture company. John DeFeo, president and chief executive officer of U S WEST NewVector Group, will continue to direct U S WEST Cellular operations and will report to Cox.

Areas where some functions initially will be consolidated include advanced technology, external affairs, finance, headquarters sales and distribution, human resources, information systems, marketing, new product development, purchasing and strategic planning. The integrated management of these support functions will maximize the operating efficiency of the joint venture.

A complete merger of the two companies' cellular operations will take place upon the earlier of four years from today, the lifting of certain MFJ restrictions, or at AirTouch's option. The definitive agreement gives U S WEST significant strategic flexibility, including the right to convert its 30 percent ownership position into direct ownership of AirTouch stock at private market value upon MFJ relief and no later than 10 years from closing.

LEADERSHIP

A Partnership Committee, led by Lee Cox and composed of three other AirTouch representatives, three U S WEST representatives and one mutually agreed upon independent representative, will oversee the companies' combined domestic cellular operations as well as the PCS joint venture. The joint venture company will be based in Walnut Creek, California, near San Francisco.

Other members of the Partnership Committee include from AirTouch: Sam Ginn; Chris Christensen, chief financial officer; Arun Sarin, vice president - Corporate Strategy/Development and Human Resources; and from U S WEST: Chuck Lillis, executive vice president and chief planning officer; Steve Boyd, vice president-Wireless Business Development; and one other officer to be named soon. The independent member has not yet been selected.

Building on the company's experience in operating the world's first personal communications network in the United Kingdom, U S WEST will appoint the president of the PCS joint venture in two to three weeks. In addition, discussions are currently in progress with Time Warner to determine its interest in participating in the PCS joint venture.

"This partnership is built on unparalleled management and wireless operations experience," said Cox. "Between us, we have deployed and operated a vast array of cellular and PCS systems in the U.S. and abroad. U S WEST's first-hand experience competing against two established cellular carriers in the U.K. will be especially valuable in our PCS joint venture. We view this wireless experience as a pillar of strength that will give us a competitive edge."

While the two companies' international businesses are not included in the joint venture, both AirTouch and U S WEST remain committed to making resources available for international opportunities.

NEXT STEPS

In markets where the partners own competing cellular operations, such as San Diego, the conflicts will be eliminated. Wherever possible, these conflicting assets will be traded for other properties rather than sold.

The initial joint venture requires certain federal and state regulatory approvals. The transaction is tax-free and is expected to close in second quarter 1995.

CONTACTS:                                       FOR RELEASE
Susan Rosenberg, AirTouch                       July 25, 1994
(510) 210-3910                                  8:30 a.m. EDT

Lois Leach, U S WEST
(303) 793-6355

            AIRTOUCH AND U S WEST AGREE TO MERGE CELLULAR OPERATIONS

        Companies Form Wireless Joint Venture To Serve Nationwide Market

NEW YORK--AirTouch Communications (NYSE:ATI) and U S WEST, Inc. (NYSE:USW) today announced a definitive agreement to combine their domestic cellular assets. The joint venture creates a national wireless company with high-growth markets, an experienced management team and extensive geographic reach.

     By combining their cellular properties, the companies will gain a competitive advantage through significantly increased marketing scope and large-scale operating efficiencies. The initial equity ownership of the cellular joint venture is 70 percent AirTouch and 30 percent U S WEST.

     Together, AirTouch and U S WEST own cellular licenses in 9 of the top 20 U.S. markets and 16 of the top 30 markets, covering more than 53 million potential customers (POPs). The two companies serve more than 1.7 million cellular customers across the country. The companies' combined cellular properties offer broad geographic coverage, particularly in the western half of the United States where cellular coverage stretches along the west coast corridor from Canada to Mexico, and in most states west of the Mississippi River. The joint venture also includes the Atlanta area and several Midwest markets in Michigan and Ohio.

     In addition to the merging their domestic cellular operations, the two companies have formed a joint venture to pursue new Personal Communications Services (PCS) opportunities that complement existing cellular holdings. The PCS joint venture will participate in the upcoming FCC broadband auctions. The PCS joint venture is owned and operated equally by the two companies.

     "This partnership implements our strategy of expanding our wireless footprint with a company that shares our commitment to customers, shareholders and the future of the industry," said Sam Ginn, chairman chief executive officer of AirTouch Communications. "Together we are a wireless powerhouse, with our sights set on creating a national wireless operation through PCS and other growth opportunities.

     "The wireless industry is being driven by rapidly growing subscriber penetration, advances in technology, changes in public policy and tremendous customer demand," he added. "As partners, we are poised to capitalize on the window of opportunity that will shape the landscape of the wireless industry for the next century."

     "AirTouch and U S WEST share a strategic vision, operating philosophy and management approach, providing a strong foundation for a successful and rewarding partnership," said Richard D. McCormick, chairman and chief executive officer of U S WEST, Inc. "Both companies have strong track records in terms of wireless technology, product innovation and customer focus. By pooling our resources and wireless operating expertise, we are well-positioned to deliver exceptional products and services to consumers across the country.

     "Today's consumers want choice in what they buy and where they buy. The scale and scope advantages created by the joint venture not only will immediately improve operating cash flow, they will bring new product marketing and distribution opportunities to deliver more choices to more customers in more places," said McCormick. "This wireless partnership is consistent with our philosophy that the needs of our customers and shareholders are often best served by joining forces with other strategic partners, like Time Warner, TeleCommunications, Inc., and Cable & Wireless."

STRUCTURE

     To allow AirTouch to continue providing interLATA wireless services, free of Modification of Final Judgment (MFJ) constraints, each company's cellular properties initially will continue operating as separate entities owned by the individual partners, but will report to a joint Wireless Management Company, which will provide support services. U S WEST remains subject to MFJ restrictions and cannot offer wireless interLATA services.

     The Wireless management Company, led by Lee Cox, AirTouch Cellular president and chief executive officer, will centralize corporate staff functions and provide support services to both AirTouch Cellular and U S WEST Cellular on a contract basis until the two companies fully merge their operations. It also will provide these support services to the PCS joint venture company. John DeFeo, president and chief executive officer of U S WEST NewVector Group, will continue to direct U S WEST Cellular operations and will report to Cox.

     Areas where some functions initially will be consolidated include advanced technology, external affairs, finance, headquarters sales and distribution, human resources, information systems, marketing, new product development, purchasing and strategic planning. The integrated management of these support functions will maximize the operating efficiency of the joint venture.

     A complete merger of the two companies' cellular operations will take place upon the earlier of four years from today, the lifting of certain MFJ restrictions, or at AirTouch's option. The definitive agreement gives U S WEST significant strategic flexibility, including the right to convert its 30 percent ownership position into direct ownership of AirTouch stock at private market value upon MFJ relief and no later than 10 years from closing.

LEADERSHIP

     A Partnership Committee, led by Lee Cox and composed of three other AirTouch representatives, three U S WEST representatives and one mutually agreed upon independent representative, will oversee the companies' combined domestic cellular operations as well as the PCS joint venture. The joint venture company will be based in Walnut Creek, California, near San Franciso.

     Other members of the Partnership Committee include from AirTouch: Sam Ginn; Chris Christensen, chief financial officer; Arun Sarin, vice president-Corporate Strategy/Development and Human Resources; and from U S WEST: Chuck Lillis, executive vice president and chief planning officer; Steve Boyd, vice president-Wireless Business Development; and one other officer to be named soon. The independent member has not yet been selected.

     Building on the company's experience in operating the world's first personal communications network in the United Kingdom, U S WEST will appoint the president of the PCS joint venture in two to three weeks. In addition, discussions are currently in progress with Time Warner to determine its interest in participating in the PCA joint venture.

     "This Partnership is built on unparalleled management and wireless operations experience," said Cox. "Between us, we have deployed and operated a vast array of cellular and PCS systems in the U.S. and abroad. U S WEST's first-hand experience competing against two established cellular carriers in the U.K. will be especially valuable in our PCS joint venture. We view this wireless experience as a pillar of strength that will give us a competitive edge."

     While the two companies' international businesses are not included in the joint venture, both AirTouch and U S WEST remain committed to making resources available for international opportunities.

NEXT STEPS

     In markets where the partners own competing cellular operations, such as San Diego, the conflicts will be eliminated. Wherever possible, these conflicting assets will be traded for other properties rather than sold.

     The initial joint venture requires certain federal and state regulatory approvals. The transaction is tax-free and is expected to close in second quarter 1995.

     AirTouch Communications, formerly PacTel Corporation, is involved in cellular, paging, vehicle location and international ventures in many of the world's top markets, including the U.S., Japan, Germany, Sweden, France, Spain, Portugal, Belgium, Italy, South Korea and Thailand. The company, which is based in San Francisco, serves more than 2.7 million customers worldwide. It was spun off from Pacific Telesis Group on April 1, 1994.

     U S WEST is in the connections business, helping customers share information, entertainment and communications services in local markets worldwide. U S WEST's major subsidiary, U S WEST Communications, provides services to 25 million customers in 14 western and midwestern states. U S WEST's international businesses include cellular telephone systems in Hungary, the Czech Republic, Slovakia and Russia; Mercury One-2-One, a personal communications network in the United Kingdom; cable TV and telephone networks in the U.K., France, Norway, Sweden and Hungary; international gateway telephone switches in Russia and Lithuania; and telephone directory operations in Poland and the U.K.